Exhibit 99.1

NASDAQ: MGRM Revolutionizing Orthopedic Surgery & Implants FY 2023 Investor Call Thursday, March 21, 2024

Forward - Looking Statements Legal Disclaimer This presentation by Monogram Orthopaedics, Inc. (“Monogram”) may include ''forward - looking statements.'' To th e extent that the information presented in this presentation discusses financial projections, information, or expectations about Monogram’s bus ine ss plans, results of operations, products or markets, or otherwise makes statements about future events, such statements are forward - looking. Such forward - lookin g statements can be identified by the use of words such as ''should,'' ''may,'' ''intends,'' ''anticipates,'' ''believes,'' ''estimates,'' ''proj ect s,’’ “forecasts,'' ''expects,'' ''plans,'' 'goal", "target" and ''proposes.’’ Although Monogram believes that the expectations reflected in this presentation are based on reasonable assumptions, there ar e a number of risks and uncertainties that could cause actual results to differ materially from such forward - looking statements. 2

Presentation Summary 3 • Summary Financial Data • Detailed Regulatory Strategy Review • Market Analysis • mBôs Features • Elevator Pitch Investment Thesis

Select Information: • 28 FTEs (22 engineering, 6 administrative) • ~26 engineering contractors (~12 supporting V&V) • Highly variable cost structure • No traditional debt / No warrant obligations • Strategic investor converted warrant for $1.25M cash • Expect sufficient access to cash through 510k approval Summary Financial Data FY 2023 4 December 31, 2023 Cash $ 13,589,028 Account receivable $364,999 Operating Cash Flow $13,542,509 Monthly Burn ~$1.1M

5 Regulatory Strategy • mBôs is a Class II risk device, 510(k) submission • Key is substantial equivalence to a cleared predicate: ; The same intended use as your device ; Similar technology to that involved in the function and operation of your device ; The same level of safety and efficacy as your device • In July 2022, regulatory consultants' opinion was that no clinical data should be needed

6 Regulatory Strategy cont. • To date, 3 formal FDA presub communications; 4th planned in April ; Established that mBôs has the same intended use as the predicate device ; No formal “yes” or “no” regarding clinical data ; The goal of April meeting to obtain feedback on the verification test plan, including clinical trial protocol and OUS target population ; Management believes the risk of an FDA clinical data request for mBôs “active version” is too high ; Management believes the technical differences of concern relate to active vs. semi - active control o Semi - active has many definitions, but think “hand - guided” vs. motorized/autonomous arm movement

7 Mako, Stryker Velys , J&J (approved 2021; no clinical data) mBôs , Monogram Active vs. Semi - Active

mBôs Active Design Motivation 8 Note that these are design motivations and not clinical claims substantiated with clinical data. 8 • Goal to minimize the learning curve • Goal to eliminate surgeon skill with cutting • Goal to eliminate surgeon fatigue during cutting • Goal to enable complex bone preparation (for example, milling for patient - specific implants) • Goal to minimize disruption of OR workflow • Goal to avoid users pushing into virtual boundaries in high - risk regions • Goal to enable the “one - robot for the operating room” model – multi - application modalities with active

9 • mBôs Controls modified for more favorable substantial equivalence claims to Mako and Velys (no clinical trial) • From Velys “principles of operation” K202769 510(k) “A motorized instrument controlled by the system automatically positions the resection plane (saw blade) within the planned plane for the bone resection and maintains alignment through dynamic compensation.” • Management believes the technical differences of concern relating to active vs. semi - active control could be mitigated; i.e., risk of clinical data requests could be lessened. mBôs Semi - Active

10 mBôs Semi - Active Potential Benefits • The feedrates in cadaveric testing are substantially faster than active • Improved dampening of vibrations to the arm • Favorable surgeon feedback • A robot capable of fully active or semi - active modalities may have increased versatility and broader market appeal. • Improved equivalence to predicates

Regulatory Strategy Timeline


Research
Early Development
Late Development
Lifecycle
Device Development
Basic Research
Prototype Design & Discovery
Pre-Clinical Development
Concept Feasibility & Evaluation
Design & Development Planning
User Needs / Design Inputs
Design Verification
Design-Build-Test-Refine
Design Transfer
Design Outputs
Design Validation
Device Functionality & Interaction
Regulatory Filing
User Interface: Human Factor Studies
Launch
Design Controls/Risk Management
Post-Market

Monogram is here.

Goal is V&V **largely** complete in H1 '24

Target 510(k) submission in H2 '24

- Approx 5-month turn

Select Timeline Risks (not comprehensive):

- Approximately 60 hardware and system test protocols & approximately 101 software test protocols
- ISO 60601 3rd party risk —mBôs passed radiated and conducted emissions (in management's view, the biggest timeline risk). Management sees reduced risk with remaining tests (which have been largely simulated in-house). Significant paperwork review underway. Not 100% in our hands & some risk remains.
- Resource constraints – backfilling with contractors, team is highly dedicated
- Human factors reliant on a significant number of surgeons; can be difficult to schedule
- **Monogram timeline targets are not guarantees and subject to risk**

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12 • Management believes mBôs semi - active version has closer equivalence to Mako and Velys and lessens the risk of a clinical trial request • There is always the risk of clinical trial request until clearance – in parallel, Monogram is initiating a clinical trial OUS: ; Currently targeting 88 TKA surgeries @ 3 sites with 25% safety event rate reduction (assumes 10% follow - up loss, 98 surgeries) ; Safety endpoints related to iatrogenic injury (6 - week follow - up) ; Sites identified, CRO identified, PIs identified, Distributor identified ; Significantly reduced cost • Monogram will initiate OUS with clinical trial approval regardless of US 510(k) • Monogram would launch OUS upon approval after clinical trial (a benefit to international launch is capital efficiency and federal supported AR insurance) Regulatory & Launch Risk Mitigation

13 Post - Approval Market Analysis The opportunity. • 75% market share in press - fit knees • 89% market share in robotic knees Market Dynamics Basic investment thesis: • Probability mBôs gets cleared? • Probability mBôs is competitive (surgical time, accuracy, safety, consumables cost)? DePuy Synthes 7% Zimmer Biomet 14% Stryker 75% Others 3% Top 2 Cementless Knee Constructs (Construct 23) Stryker (Mako) 9,512 89% Zimmer Biomt (ROSA) 874 8% DePuy Synthes (Velys) 191 2% Smith & Nephew (Navio) 108 1% Robots Used in Joint Replacements Source: 2022 CRN

The Clinical Opportunity 14

15 mBôs Planned Design Features • Surgical approach and registration: recently announced mVision navigation (for gen 2) ; Planning mVision demo with further derisking – registration results favorable work ongoing for navigation robustness • Joint balancing: mBôs CT based and accounts for tibial rollback • Bone preparation : increased arm dexterity (7 DOF), no tool change, designed for enhanced safety, high - efficiency blade, significantly increased federate vs. active • Cementless implants: Monogram has cleared its mPress implant product line • Plan to scale to other applications • Plan to scale to patient - optimized 3D printed implants • is capital efficiency and federal supported AR insurance)

Company Value Details Bluebelt (Smith & Nephew) $275M Post - approval limited sales Mako (Stryker) $184M IPO valuation Post - approval limited sales Orthotaxy (J&J) -- Pre - approval no sales (undisclosed) Rosa (Zimmer) $132M Pre - approval for TKA Comparable Company Analysis 16

17 Investment Thesis Monogram’s vision is to commercialize an orthopedic robot that advances the standard of care while solving the economic obstacles of orthopedic robotics... • Advantages of personalized surgery • Mako has proven this... • Increased throughput @ reduced cost • Reduce setup and registration time • Eliminate navigation consumables • Reduced learning curve and cutting risk • Minimized clinical risks with navigation • Fracture, infection and added surgical time • Enable efficient multi - application care • Move to just - in - time personalized implant inventory

“…investors on quite the ride over the past year. The problem, however, is that the ride has looked more like a downhill ski run than anything else” MAKO Surgical Corp. stock was down 75% 6 - months before $1.65B SYK acquisition 18

monogramorthopedics.com NASDAQ: MGRM Executive Vice President MZ North America Direct: 949 - 491 - 8235 MGRM@mzgroup.us Chris Tyson Investor Relations